UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): NOVEMBER 1, 2004

                        HUGO INTERNATIONAL TELECOM, INC.

             (Exact name of Registrant as Specified in its Charter)

         DELAWARE                     001-16207                98-0226479
 (State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)

             54 BROAD STREET, SUITE 200B, RED BANK, NEW JERSEY 07701
              (Address of Principal Executive Offices and Zip Code)

                                 (732) 212-1133
               (Registrant's Telephone Number, Including Area Cod)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

                        HUGO INTERNATIONAL TELECOM, INC.
                                    FORM 8-K
                                November 1, 2004
                                      INDEX

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                                                                          PAGE
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SECTION 101   CHANGES IN CONTROL

              ITEM 101.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT       3

              ITEM 302 - UNREGISTERED SALES OF EQUITY SECURITIES             3

              ITEM 501 - CHANGE IN CONTROL                                   3

SIGNATURES                                                                   3


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

SECTION 101 -

ITEM 101.01

On November 1, 2004, Hugo International Telecom, Inc. ("Hugo") entered into a consulting agreement with Jesse Dylan Capital, Inc. whereby the consultant is to, among other things, develop a business plan, locate new management, negotiate with creditors, assist in obtaining financing and help bring Hugo's public filings up-to-date. Hugo agreed to issue a total of 29,500,000 restricted shares of common stock of Hugo to Jesse Dylan Capital, Inc. and its designees in exchange for the services. Hugo relied on the private sale exemption set forth in Section 4(2) of the Securities Act of 1933, as amended, as the basis for the issuance of the shares. Subject to issuance, the shares will constitute 59% of the outstanding shares of Hugo.

Item 302.   Unregistered Sales of Equity Securities.

            See Item 101 above.

Item 501.   Changes in Control of Registrant.

            See Item 101 above.

Item 9.01   Financial Statements and Exhibits

            (a) Financial Statements.

                  None.

            (b) Exhibits.

            (1) Consulting Agreement dated November 1, 2004 between Hugo International Telecom, Inc. and Jesse Dylan Capital, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2005                    HUGO INTERNATIONAL TELECOM, INC.


                                          By: /s/ John Figliolini
                                              ----------------------------------
                                              John Figliolini
                                              President Pro-Tem


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